SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 12, 2006

Date of Report (Date of earliest event reported)

INERGY HOLDINGS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	0-51304	43-1792470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200

Kansas City, MO 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Appointment of New Director

On May 12, 2006, Inergy Holdings, L.P. (the “Company”) issued a press release regarding the appointment of Richard T. O’Brien to the Board of Directors of the Company’s general partner, effective immediately. Mr. O’Brien will also serve on the Audit Committee. Mr. O’Brien was not appointed pursuant to any arrangement or understanding with any person. Mr. O’Brien is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the press release issued by the Company announcing the appointment of Mr. O’Brien is furnished as Exhibit 99.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description
99.1	Press Release Dated May 12, 2006

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY HOLDINGS, L.P.

	By:	INERGY HOLDINGS GP, LLC, Its General Partner

Date: May 12, 2006	/s/ Laura L. Ozenberger
Laura L. Ozenberger Vice President - General Counsel and Secretary